Credit Facilities and Long-term Debt	12 Months Ended
Dec. 31, 2018
Financial Instruments [Abstract]
Credit Facilities and Long-term Debt
CREDIT FACILITIES AND LONG-TERM DEBT:
In June 2018, we entered into an $800.0 credit agreement with Bank of America, N.A., as Administrative Agent, and the other lenders party thereto (New Credit Facility), which provides for a $350.0 term loan (June Term Loan) that matures in June 2025, and a $450.0 revolving credit facility (New Revolver) that matures in June 2023. The net proceeds from the June Term Loan were used primarily to repay all amounts outstanding under our previous credit facility (Prior Facility), which was terminated on such repayment. In November 2018, we utilized the accordion feature under our New Credit Facility to add an incremental term loan of $250.0 (November Term Loan), maturing in June 2025. The June Term Loan and the November Term Loan are collectively referred to as the New Term Loans. The Prior Facility consisted of a $250.0 term loan (Prior Term Loan) and a $300.0 revolving credit facility (Prior Revolver), both of which were scheduled to mature in May 2020. The New Credit Facility is described below. The Prior Facility is described in note 12 to our 2017 audited consolidated financial statements.

As of December 31, 2018, an aggregate of $598.3 was outstanding under the New Term Loans, and other than ordinary course letters of credit (described below), $159.0 was outstanding under the New Revolver.

During the second quarter of 2018, we borrowed a total of $163.0 under the Prior Revolver, used primarily to fund the Atrenne acquisition in April 2018 (see note 3). The net proceeds of the June Term Loan were used primarily to repay the outstanding amounts under the Prior Revolver ($163.0) and the Prior Term Loan ($175.0), as well as costs related to the arrangement of the New Credit Facility. During the third quarter of 2018, we borrowed $55.0 under the New Revolver for working capital purposes. During the fourth quarter of 2018, we borrowed $339.5 under the New Revolver to fund the Impakt acquisition in November 2018 (see note 3). The net proceeds of the November Term Loan were used to repay $245.0 of the outstanding amounts under the New Revolver, as well as costs related to the arrangement of the November Term Loan. We made scheduled quarterly principal repayments of $0.875 during the last two quarters of 2018 under the June Term Loan. We made scheduled quarterly principal repayments of $6.25 during each quarter of 2017 and during the first two quarters of 2018 under the Prior Term Loan.

The June Term Loan requires quarterly principal repayments of $0.875, commencing September 30, 2018, and the November Term Loan requires quarterly principal repayments of $0.625, commencing March 31, 2019, and in each case a lump sum repayment of the remainder outstanding at maturity. Commencing in 2020, we are also required to make an annual prepayment of outstanding obligations under the New Credit Facility (applied first to the New Term Loans, then to the New Revolver, in the manner set forth in the New Credit Facility) ranging from 0% — 50% (based on a defined leverage ratio) of specified excess cash flow (as defined in the New Credit Facility) for the prior fiscal year. Proceeds from the sale of our Toronto real property (note 8) will be taken into account in the determination of excess cash flow. In addition, prepayments of outstanding obligations under the New Credit Facility (applied as described above) may also be required in the amount of specified net cash proceeds received above a specified annual threshold (including proceeds from the disposal of certain assets, but excluding the net proceeds from the sale of our Toronto real estate). Except under specified circumstances, and subject to the payment of breakage costs (if any), we are generally permitted to make voluntary prepayments of outstanding amounts under the New Revolver and the New Term Loans without any other premium or penalty. Repaid amounts on the term loans may not be re-borrowed.
The New Credit Facility has an accordion feature that allows us to increase the term loans and/or revolving loan commitments thereunder by approximately $110, plus an unlimited amount to the extent that a specified leverage ratio on a pro forma basis does not exceed specified limits, in each case on an uncommitted basis and subject to the satisfaction of certain terms and conditions. The New Revolver also includes a $50.0 sub-limit for swing line loans, providing for short-term borrowings up to a maximum of ten business days, as well as a $150.0 sub-limit for letters of credit, in each case subject to the overall New Revolver credit limit. The New Revolver permits us and certain designated subsidiaries to borrow funds (subject to specified conditions) for general corporate purposes, including for capital expenditures, certain acquisitions, and working capital needs. Borrowings under the New Revolver bear interest at LIBOR, Canadian Prime or Base Rate (each as defined in the New Credit Facility) plus a specified margin, or in the case of any bankers' acceptance, at the B/A Discount Rate (as defined in the New Credit Facility). The margin for borrowings under the New Revolver ranges from 0.75% to 2.5%, and commitment fees range between 0.35% and 0.50%, in each case depending on the rate we select and our consolidated leverage ratio. As a result of our use of the accordion feature of the New Credit Facility in November 2018, interest on the June Term Loan increased from LIBOR plus 2.0% to LIBOR plus 2.125%. The November Term Loan currently bears interest at LIBOR plus 2.5%.
We are required to comply with certain restrictive covenants under the New Credit Facility, including those relating to the incurrence of certain indebtedness, the existence of certain liens, the sale of certain assets (excluding real property then held for sale), specified investments and payments, sale and leaseback transactions, and certain financial covenants relating to a defined interest coverage ratio and leverage ratio that are tested on a quarterly basis. At December 31, 2018, we were in compliance with all restrictive and financial covenants under the New Credit Facility. The obligations under the New Credit Facility are guaranteed by us and certain specified subsidiaries. Subject to specified exemptions and limitations, all assets of the guarantors are pledged as security for the obligations under the New Credit Facility. The New Credit Facility contains customary events of default. If an event of default occurs and is continuing, the administrative agent may declare all amounts outstanding under the New Credit Facility to be immediately due and payable and may cancel the lenders’ commitments to make further advances thereunder. In the event of a payment or other specified defaults, outstanding obligations accrue interest at a specified default rate.
The following table sets forth our borrowings under our credit facilities, and our finance lease obligations, as of December 31, 2018 and 2017:

	December 31 2017	December 31 2018
Borrowings under the Prior Revolver/New Revolver (1)	$—	$159.0
Borrowings under the Prior Term Loan/New Term Loans	187.5	598.3
Total borrowings under applicable credit facility	187.5	757.3
Less: unamortized debt issuance costs (2)	(0.8)	(9.8)
Finance lease obligations (see notes 4 and 24) (3)	17.7	10.4
	$204.4	$757.9
Comprised of:
Current portion of borrowings under applicable credit facility and finance lease obligations (3)	$37.9	$107.7
Long-term portion of borrowings under applicable credit facility and finance lease obligations	166.5	650.2
	$204.4	$757.9

(1)
Debt issuance costs were incurred in connection with our Prior Revolver in 2014 ($1.7) and the New Revolver in 2018 ($3.1), which we deferred as other assets on our consolidated balance sheets and amortize over the term of the relevant revolver. See note 10 for the long-term portion of the deferred financing costs. We accelerated the amortization of $0.6, representing the remaining portion of the unamortized deferred financing costs related to the Prior Revolver, upon termination of the Prior Facility, and recorded it to other charges in June 2018.

(2)
Debt issuance costs were incurred in connection with our Prior Term Loan in 2015 ($2.1), the June Term Loan ($4.9), and the November Term Loan ($5.4), which we deferred as long-term debt on our consolidated balance sheets and amortize over the term of the relevant term loan using the effective interest rate method. We accelerated the amortization of $0.6, representing the remaining portion of the unamortized deferred financing costs related to the Prior Term Loan, upon termination of the Prior Facility, and recorded it to other charges in June 2018.

(3)
At December 31, 2017, $11.1 of our finance lease obligations related to our solar panel manufacturing equipment (recorded as current liabilities on our consolidated balance sheet as at December 31, 2017). In connection with the anticipated disposition of such equipment, we terminated and settled these lease obligations in full in January 2018 for $11.3 (including $0.2 of fees and accrued interest). See note 4.

The New Term Loans require aggregate quarterly principal repayments of $1.5, and a lump sum repayment of the remainder outstanding at maturity. At December 31, 2018, the aggregate remaining mandatory principal repayments of the New Term Loans were as follows:

Years ending December 31	Amount
2019	$6.0
2020	6.0
2021	6.0
2022	6.0
2023	6.0
2024	6.0
2025 (to maturity in June 2025)	562.3
$598.3

We entered into 5-year interest rate swap agreements with a syndicate of third-party banks in August and December 2018 to partially hedge against our exposures to the interest rate variability on our New Term Loans. The derivative instruments swap the variable rate of interest for a fixed rate of interest on $175.0 of the amounts outstanding under each of our June Term Loan and our November Term Loan, for an aggregate hedged amount of $350.0. See note 21.

Commitment fees paid under our relevant credit facilities in 2018 were $1.3 (2017 — $1.3; 2016 — $1.4). At December 31, 2018, we had $21.3 outstanding in letters of credit under the New Revolver (December 31, 2017 — $23.2 outstanding in letters of credit under the Prior Revolver). We also arrange letters of credit and surety bonds outside of our revolving facility. At December 31, 2018, we had $14.4 (December 31, 2017 — $13.6) of such letters of credit and surety bonds outstanding.

At December 31, 2018, we also had a total of $132.8 (December 31, 2017 — $73.5) in uncommitted bank overdraft facilities available for intraday and overnight operating requirements under our applicable credit facility. There were no amounts outstanding under these overdraft facilities at December 31, 2018 or December 31, 2017.
The amounts we borrow and repay under our facilities can vary significantly from month-to-month depending upon our working capital and other cash requirements.